UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 27, 2007

HELICOS BIOSCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33484	05-0587367
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One Kendall Square
Building 700
Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

(617) 264-1800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01.           Other Events.

On June 27, 2007, Helicos BioSciences Corporation (the “Company”) sold an additional 397,000 shares of its Common Stock at $9.00 per share pursuant to the over-allotment option granted by the Company to the underwriters of the Company’s initial public offering pursuant to the Underwriting Agreement with UBS Securities LLC, J.P. Morgan Securities Inc., Leerink Swann & Co., Inc. and Pacific Growth Equities, LLC, as representatives of the underwriters. All of the shares are being offered by the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELICOS BIOSCIENCES CORPORATION

	By:	/s/ Louise A. Mawhinney
Date: June 29, 2007	Name: Louise A. Mawhinney
Title: Senior Vice President and Chief Financial Officer

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